SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement             [_]  Confidential, For Use of the
[_]  Definitive Proxy Statement                   Commission Only (as permitted
[_]  Definitive Additional Materials              by Rule 14a-6(e)(2))
[_]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12

                                  IRAMSCO, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


--------------------------------------------------------------------------------
1) Title of each class of securities to which transaction applies:


--------------------------------------------------------------------------------
2) Aggregate number of securities to which transaction applies:


--------------------------------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


--------------------------------------------------------------------------------
4) Proposed maximum aggregate value of transaction:


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5) Total fee paid:

     [_]  Fee paid previously with preliminary materials:


--------------------------------------------------------------------------------

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          1)   Amount previously paid:

          2)   Form, Schedule or Registration Statement No.:

          3)   Filing Party:

          4)   Date Filed:

                                  ISRAMCO, INC.

                 1770 St. James Place, Suite 607, Houston, Texas

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To be held June 25, 1999



DEAR STOCKHOLDER:

NOTICE IS HEREBY GIVEN THAT the Annual Meeting of Shareholders of Isramco, Inc. will be held at the Red Lion Hotel, 2525 West Loop South, Houston, Texas 77027 on June 25, 1999 at 10:00 A.M. for the following purposes:

     Proposal 1. To elect five (5) directors for the ensuing year.

     Proposal 2. To approve an amendment to the Company's Certificate of Incorporation to reduce the number of shares that the Company is authorized to issue from Seventy Five million (75,000,000) common shares to Seven Million Five-Hundred Thousand (7,500,000) common shares.

     Proposal 3. To approve the appointment of the certified public accounting firm of KPMG LLP as independent auditors of the Company for 1999.

     Proposal 4. To transact such other business as may properly come before the meeting and any adjournment thereof.

     A  Proxy  Statement   relating  to  this  meeting  is  enclosed   herewith.
Shareholders of record at the close of business on April 29, 1999 are entitled to notice of and to vote at the meeting or any adjournment thereof.

     I hope you plan to attend the Annual Meeting. It is requested that you read carefully the attached Proxy Statement for information on matters to be considered and acted upon.

YOUR VOTE IS IMPORTANT

     You are urged to date, sign and promptly return your Proxy so that your shares may be voted in accordance with your wishes and in order that the presence of a quorum may be assured. The prompt return of your signed Proxy, regardless of the number of shares you hold, will assist the Company in reducing the expense of additional Proxy solicitation. The giving of such Proxy does not affect your right to vote in person in the event you attend the meeting.

                                                 Haim Tsuff
                                                 Chairman of the Board
                                                 Chief Executive Officer
June 4, 1999

                                  ISRAMCO, INC.
                 1770 St. James Place, Suite 607, Houston, Texas


                    ANNUAL MEETING OF SHAREHOLDERS TO BE HELD
                                  June 25, 1999


                                 PROXY STATEMENT

                               General Information

     This Proxy Statement is being furnished in connection with the solicitation of proxies in the enclosed form on behalf of the Board of Directors of Isramco, Inc. (the "Company") for use at the annual meeting of stockholders, to be held on June 25, 1999 at 10:00 A.M., local time, at the Red Lion Hotel, 2525 West Loop South, Houston, Texas 77027, and at any adjournments thereof (the "Annual Meeting").

                       Voting and Revocability of Proxies

     Unless authority to vote is herein withheld or is withheld with respect to any specific nominee or proposal, all shares represented by properly signed Proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for (i) the election of those persons nominated herein for election as directors and (iii) the approval of the appointment of KPMG, LLP as the Company's independent auditors.

     As of the date of this Proxy Statement, the Board of Directors knows of no business that will be presented for consideration at the Annual Meeting other than that referred to above. If any other business property comes before the Annual Meeting, the persons designated in the enclosed Proxy will vote on such business in accordance with their best judgment.

     Proxy Cards for use by the Company's stockholders accompany this Proxy Statement.

     Any stockholder who executes and returns a Proxy Card may revoke it at any time before it is exercised by delivering to the Secretary of the Company, at the offices of the Company at the address set forth above, either an instrument revoking the proxy, or a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person.

     This Proxy Statement is being first given or sent to the Company's Shareholders on or about June 4, 1999.

                             Solicitation of Proxies

     The enclosed Proxy is being solicited by the Board of Directors of the Company for use in connection with the Annual Meeting. The cost of such solicitation will be borne by the Company. Solicitation may be made by directors, officers, employees and management of the

Company, however, such persons will not receive any fees for such solicitation. Proxies may be solicited in person or by mail, telephone, telegram, mailgram, or other means. Brokers, nominees, fiduciaries and other custodians have been requested to forward such soliciting material to the beneficial owners of shares held of record by such custodians. Such custodians may be reimbursed for their expenses.

                      Voting Securities and Holders Thereof

     As of the close of business on April 29, 1999, the record date for voting at the Annual Meeting, the Company had 2,639,809 shares of common stock, par value $0.01 per share outstanding. Such shares were held by approximately 341 shareholders of record. The total number of votes entitled to be cast at the Annual Meeting is 2,639,809.

           Submission of Shareholder Proposals for 2000 Annual Meeting

     Under the rules of the Securities and Exchange Commission, Shareholder proposals intended to be presented at the 2000 Annual Meeting of the Company must be received by the Company at its principal executive offices at 1770 St. James Place, Suite 607, Houston, Texas by February 4, 2000 for inclusion in the Proxy Statement and form of Proxy relating to that meeting.

                         Quorum and Voting Requirements

     The holders of a majority of the shares issued and outstanding and entitled to vote in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Assuming a quorum is present, the affirmative vote of a majority of shares present in person or by proxy and voting on a matter is necessary for approval.


                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

                        Board of Directors and Committees

     The business of the Company is managed by its Board of Directors. The Board of Directors is presently comprised of five (5) directors, of which all five (5) directors are standing for re-election. The number of members of the Board of Directors is fixed by a majority of the Board of Directors. The Board of Directors held one (1) meeting during 1998.

     At the Annual Meeting, five (5) directors are to be elected, to hold office pursuant to the Company's By-laws, for a term of one year and until a successor shall be elected and qualified. Unless otherwise instructed, the shares represented by the Proxies, will be voted FOR the election of the nominees in the Proxy Statement and on the Proxy Card.

     Because of the size of the Board of Directors the Company does not require a standing, nominating or compensation committee of the Board of Directors. Avihu Ginzburg, Ph.D. and Linda Canina, Ph.D. are members of the Audit Committee.

     Each Director receives a fee of $750.00 for attendance at a meeting of the Board of Directors. Directors are eligible to participate in the Company's Stock Incentive Plan and are eligible to receive stock options granted under this Plan.

                         Information Concerning Nominees

     Each of the five (5) nominees named on the following pages has been nominated for election as a director of the Company to serve until the 2000 Annual Meeting of Shareholders, or until his successor has been duly elected and qualified. All five (5) of the nominees are currently directors of the Company. If so authorized, the persons named in the accompanying Proxy Card intend to vote FOR the election of each nominee. Shareholders who do not wish their shares to be voted for a particular nominee may so indicate in the space provided on the Proxy Card. If one or more of the nominees should become unavailable to serve at the time of the Annual Meeting, the shares presented by proxy will be voted for the remaining nominees and for any substitute nominee or nominees designated by the Board of Directors. The Board of Directors knows of no reason why any of the nominees will be unavailable to serve.

     There follows a brief description of each of the nominees' principal occupation and business experience, age and directorships held in other corporations.

     The Board of Directors recommends a vote FOR each of the nominees identified on the following pages.

     Haim Tsuff, Age 41, has been a director of the Company since January 1996 and the Chairman of the Board of Directors and Chief Executive Officer since May 1996. Mr. Tsuff is the sole director and owner of United Kingsway Ltd. and Chairman of YHK General Manager Ltd. (which entity effectively controls Equital Ltd., JOEL Ltd., Naphtha, Naphtha Holdings Ltd., public companies in Israel) and may be deemed to control the Company. During the past five years, Mr. Tsuff has served as General Manager of Painton Chemical Industries Ltd., a private company which produces printed material. Mr. Tsuff is also the Managing Director and Chairman of the Board of Y. Habaron Ltd. (real estate), Painton Chemical Factors Ltd. (printed material), Madad Ltd. (printed material), Benfica Holdings Ltd. (construction) and Benfica Ltd. (construction), all of which are private companies. See Security Ownership of Certain Beneficial Owners. Age 39.

     Noa Lendner, Adv., Age 48, has been a director of the Company since July 1998. Ms. Lendner has served as legal counsel to Equital, Naphtan and J.O.E.L. since February 1997. Ms. Lendner also serves as Secretary of Naphta, a related entity, since 1997. From December, 1995 through January 1997, Ms. Lendner has also served on the Board of Directors of J.O.E.L. From 1995 through January 1997, Ms. Lendner engaged in the private practice of law, specializing in the commercial and corporate areas. Ms. Lendner received an LL.B. degree form the Hebrew University in Jerusalem in 1976 and since 1977 has been a member of the Israeli Bar.

     Tina Maimon Arckens, Age 44, has been a director of the Company since March 1997. Mrs. Arckens is a director of YHK General Manager Ltd. Mrs. Arckens is the sister of Jackob Maimon, the Chairman of the Board of Directors of Naphtha Israel Petroleum Corp. Ltd. Mrs. Maimon Arckens is a housewife.

     Linda Canina, Age 44, has been a director of the Company since December 1997. From 1993 to the present Dr. Canina has held the position of Professor of Finance at Cornell

University, Ithaca, New York. Dr. Canina also holds the position of Visiting Assistant Professor of Finance at the Recanati School of Business in Tel Aviv, Israel. From July 1992 - January 1993 Dr. Canina was a Research Fellow, Johnson Graduate School of Management, Cornell University.

     Avihu Ginzburg, Age 72, has been a director of the Company since July 1997. Dr. Ginzburg is currently Emeritus Professor in Geophysics at Tel Aviv University. In 1996 he was Visiting Professor in Exploration Geophysics at
Curtin University, Perth, Western Australia; and, Research Fellow at the Department of Geological Sciences, University College, London. From 1992 - 1995 Dr. Ginzburg held the position of Chairman of Geophysics and Planetary Science at Tel Aviv University.


                             SUMMARY OF COMPENSATION

     The following table sets forth the compensation paid for years 1996 - 1998 to the Chief Executive Officer and the five (5) other highly paid officers and/or key employees of the Company.

                           Summary Compensation Table

                       Annual Compensation                               Long-Term Compensation

Name and          Year     Salary/            Bonus         Other Annual         Securities       Other
Principal                  Consulting                       Compensation         Underlying
Position                   Fee                                  (7)              Options

Haim Tsuff        1998     $240,000           ------           ------             ------           ---
Chairman of the   1997     $216,000           ------           ------             ------           ---
Board and Chief
Executive Officer (1)

Daniel Avner      1998     $90,000            ------           ------             ------           ---
President and     1997     $37,900            ------           ------             ------           ---
Secretary (2)

Yossi Levy        1998     $88,000            ------           ------             ------           ---
Branch            1997     $92,230            ------           ------             ------           ---
Manager(3)

Pincus Pincus     1998     $48,000            ------           ------             ------           ---
Controller,       1997     -0-                ------           ------             ------           ---
Branch Office(4)

Joshua Folkman    1998     $95,600            ------           ------             ------           ---
Exploration       1997     $101,128           ------           ------             ------           ---
Manager, Branch
Office

Yuval Ran         1998     -0-                ------           ------             ------           ---
Former            1997     $151,000           ------           ------             ------           ---
President (5)


Raanan            1998     -0-                ------           ------             ------           ---
Wiessel (6)       1997     $91,358            ------           ------             ------           ---
Former Treasurer
&  Controller
Branch Office

Notes

(1) In May of 1996 the Company entered into a Consulting Agreement with a company owned and controlled by Haim Tsuff, the Chairman of the Board and Chief Executive Officer of the Corporation. Pursuant to this Consulting Agreement as amended April 1997, the Company pays to consultant the sum of $240,000 per annum in installments of $20,000 per month in addition to reimbursing all reasonable business expenses incurred in connection with the services rendered on behalf of the Company.

(2) In August of 1997 the Company entered into a Consulting Agreement with Romulas Investment Ltd. (which Agreement has been assigned to Remarkable Holdings Ltd.), a company which is wholly owned and controlled by Daniel Avner, the President of the Company. Pursuant to this Agreement, the Company has agreed to pay the Consultant the sum of $7,500 per month plus expenses. In February 1999, the agreement was amended to increase the amount payable per month to $15,000. Pursuant to the amendment in February 1999, expenses are no longer reimbursable. The Company has also agreed to provide a company car and company furnished apartment to Consultant, if available. The agreement is in force through July 2,000.

(3) In November of 1996 the Company entered into an Employment Agreement with Yossi Levy, the Managing Director of Naphtha Israel Petroleum Company Ltd. to employ Mr. Levy as the General Manager of the Israel Branch of the Company.

(4) Mr. Pinchas is employed as Controller of Naphta, J.O.E.L. and Equital, affiliates of the Company. As of January 1, 1998, the Company participates in the payment by J.O.E.L. of Mr. Pinchas' salary in an aggregate monthly amount of $40,000.

(5) In August of 1996 the Company entered into a Consulting Agreement with Yuval Ran, the former President of the Corporation. Pursuant to the Consulting Agreement as amended April 1997, the Company has agreed to pay to Mr. Ran the sum of $240,000 per annum payable in installments of $20,000 per month in addition to reimbursing all reasonable business expenses incurred in connection with performing the consulting services on behalf of the Company. Mr. Ran resigned as President of the Company on July 15, 1997.

(6)  The services of Raanan Wiessel were terminated in December 1997.

(7) Does not include personal benefits which do not exceed 10% of the cash compensation of all officers as a group.

     The following table sets forth information concerning the exercise of stock options during 1997 by each of the named executive officer and key employee and the year end value of unexercised options.

                                Aggregated Option Exercises
                                          in 1997
                                and Year End Option Values
                                --------------------------

Name               Shares        Value            Number of      Value of
                   Acquired      Realized ($)     Securities     Unexercised
                   on Exercise                    Underlying     In the Money
                                                  Unexercised    Options at
                                                  Options (#)    Year End ($)(2)
--------------------------------------------------------------------------------
Joshua Folkman           0           0               2,000            0

Raanan Wiessel (1)       0           0               2,500            0

Notes

(1)  Ceased his relationship with the Company in December 1997.

(2) The value reported is based on the closing price of the common stock of the Company as reported on NASDAQ on the date of the exercise less the exercise price.

     The following table sets forth information concerning individual grants of stock options made during the 1998 fiscal year to each named executive officer and key employee. The Corporation did not grant any stock appreciation rights during 1998 and has no outstanding SAR's.

Option Grants in 1998

Individual Grants

                    No. of
                   Shares            % of Total
                  Underlying         Options         Exercise
                   Options          Granted to        Price       Expiration
Name               Granted           Employees        ($/SH)       Date
--------------------------------------------------------------------------------

NONE

     All stock options were granted with an exercise price equal to the market price of the common stock on the date of grant.

     In May 1998, the Company effected a 10 for 1 reverse stock split which effectively amended the exercise price of the outstanding stock options previously awarded to any of the named executive officers or directors or employees. The only incentive plan which the Company has is its 1993 Stock Option Plan (the "Stock Option Plan").

                                Stock Option Plan

     The Company's Stock Option Plan was adopted with the intention of encouraging stock ownership by directors, officers, employees and consultants of the Company and its subsidiaries. The plan provides for stock options of up to 50,000 shares of common stock of the Company. Options may either be options intended to qualify as "incentive stock options" or "non-statutory stock options", as those terms are defined in the Internal Revenue Code.

     Employees (including officers) of the Company are eligible to receive incentive stock options, however, non-statutory stock options may be granted to officers, directors, employees and consultants of the Company and its subsidiaries. Options are granted for a period of up to ten (10) years from the grant date for an exercise price of not less than 100% of the fair market value of the securities of the Company's common stock on the date of grant. As of this date no persons have been appointed to fill the current vacancies on the committee which administers this plan.

SECURITY OWNERSHIP OF DIRECTORS, OFFICERS AND KEY EMPLOYEES

     On March 31, 1999 the Directors, executive Officers and certain key employees of the Company beneficially owned or controlled, in the aggregate, 1,320,222 shares of the Company's common stock (comprising 50.01% of the shares of common stock of the Company) including 2,000 shares under options which are currently exercisable. Unless otherwise indicated, the individuals named hold sole voting and investment power over the shares listed below.

                                                                      Number of
                                                                      Shares
                                                                       Owned
Name                   Position                                     Beneficially
----                   --------                                     ------------


Haim Tsuff             Chairman of the Board,                      1,320,222 (1)
                       Chief Executive Officer,
                       Chief Financial Officer,
                       and Director

Daniel Avner           President, Principal Accounting Officer
                       Secretary and Director

Joshua Folkman         Exploration Manager (Israel)                    2,000 (2)

Yossi Levy             Manager of Branch Office (Israel)

Pincus Pincus          Controller of Branch Office Israel)

Avihu Ginzburg, Ph.D.  Director

Linda Canina, Ph.D.    Director

Tina Maimon Arckens    Director
                                                                 -----------
All Directors, Officers and Key Employees as a Group
 (nine persons)                                                    1,320,000

Notes

(1) Haim Tsuff owns 100% of United Kingsway Ltd. which through YHK General Manager Ltd. controls various entities, which may be deemed to control the Company. For more information see Security Ownership of Certain Beneficial Owners.

(2)  Includes  2,000  shares of common  stock  issuable  upon  exercise of Stock
     Options.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     Set forth below is certain information with respect to ownership of the Company's securities as of March 31, 1999 by persons or entities who are known by the Company to own beneficially more than 5% of the outstanding shares of the common stock, as determined in accordance with Rule 13d-3 under the Act.

Name of                                     No. of
Beneficial Owner                         Common Shares            Percentage
----------------                         -------------            ----------

Naphtha Holdings Ltd.*                     1,320,222                50.01%+

Haim Tsuff*

United Kingsway Ltd.*

YHK Investment Limited Partnership*

Notes

* Haim Tsuff owns and controls 100% of United Kingsway Ltd. (Kingsway) which holds a 74% interest in YHK Investment Limited Partnership (YHK). Avrahm Livnat Ltd. through its subsidiary Carmen Management and Assets (1997) Ltd. owns 26% of YHK. The General Partner of YHK is YHK General Manager Ltd. and Haim Tsuff, Joseph Tsuff (the father of Haim Tsuff) and Tina Maimon-Arckens (the sister of the Chairman of the Board of Naphtha are the directors of YHK General Manager Ltd. YHK owns of record 42.4% of Equital Ltd. (formerly known as Pass-port Ltd.), Equital Ltd. owns 43.4% of J.O.E.L. - Jerusalem Oil Exploration Ltd. (JOEL), JOEL owns 86.6% of Naphtha, which holds 100% of Naphtha Holdings Ltd. JOEL also owns 9.7% of the shares of Equital Ltd.

     Information regarding these relationships is set forth on the Chart of Ownership and in Schedule 13d filings and amendments made thereto made on behalf of the above entities which are on file with the Securities and Exchange Commission.

     As a result of the foregoing, Haim Tsuff, Kingsway, YHK, Equital Ltd., JOEL, Naphtha and Naphta Holdings Ltd. may be deemed to control the Company.

+ This percentage is based on 2,639,809 shares of common stock outstanding April 29, 1999.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In May of 1996 the Company entered into a Consulting Agreement with Goodrich Global L.T.D. B.V.I., a company owned and controlled by Haim Tsuff, the Chairman of the Board of Directors and Chief Executive Officer of the Corporation. Pursuant to this Consulting Agreement which had a term of two (2) years, the Company agreed to pay the sum of $144,000 per annum in installments of $12,000 per month, in addition to reimbursing all reasonable business expenses incurred during the term in connection with the performance of services on behalf of the Company. In April 1997 the consulting compensation was increased to $240,000 per annum and in December 1997 the term of the Agreement was extended to May 31, 2001. The Consulting Agreement provides that the term shall be automatically extended for an additional term of three (3) years, commencing June 1, 2001, unless the Company has given notice at least ninety
(90) days prior to June 1, 2001, that it does not intend that the term be renewed.

     In August of 1997 the Company entered into a Consulting Agreement with Romulas Investment Ltd. (which Agreement has been assigned to Remarkable Holdings Ltd.), a company which is wholly owned and controlled by Daniel Avner, the President of the Company. Pursuant to this Agreement which has a term of one
(1) year through July 31, 1998, the Company has agreed to pay the Consultant the sum of $7,500 per month plus expenses. In February 1999, the Consulting Agreement was amended to increase the monthly compensation payable thereunder to $15,000 and pursuant to the amendment, the reimbursement of expenses was disallowed. The Company has also agreed to make provide a company car and company furnished apartment to Consultant, if available. The Consulting Agreement is in effect through July 2000.

     On January 21, 1998, the Company entered into a Inventory Management Agreement with Equital Ltd. pursuant to which the Company is obligated to pay to Equital Ltd. $1,650 plus VAT payable December, March, June and September of each year during the term of the Agreement. In the case of the drilling of a well if the total monthly hours of services provided to the Company by Equital Ltd. exceed 30 hours per month, then the Company shall pay an additional $40.00 per hour plus VAT for services rendered. The Agreement may be terminated on three
(3) month's written notice. The Company believes that the prices charged by Equital Ltd. to the Company for these services are comparable to the cost for such services negotiated in arm's length transactions. Equital Ltd. may be deemed to be a control person to the Company.

     Pursuant to the agreement terminating the employment of Mr. Toledano as the Company's President and Chief Operating Officer in October 1995, Mr. Toledano executed a Covenant Not to Compete Agreement with the Company. Pursuant to the terms of the Covenant

Not to Compete, Mr. Toledano agreed that for a period of five (5) years he would not directly or indirectly compete with the Company in connection with the exploration for oil and gas in the State of Israel, the territorial waters off Israel or the territories currently under control of the State of Israel. In consideration for the Covenant Not To Compete, the Company paid to Mr. Toledano the sum of $200,000. The Company also entered into a Consulting Agreement with Natural Resources Exploration Services B.V., a Netherlands corporation controlled by Mr. Toledano. Pursuant to the Consulting Agreement between the Company and Natural Resources Exploration Services B.V., the Company paid a lump sum payment of $72,000 to Natural Resources Exploration Services B.V. to provide the services of Mr. Toledano to the Company through June 23, 1997.

     In July of 1995 the Company formalized its existing oral consulting agreement with Dr. Joseph Elmaleh and entered into a written Consulting Agreement for the payment to Dr. Elmaleh of an annual fee of $99,000 payable in equal monthly installments of $8,250. The expiration of the term of the Consulting Agreement commenced August 1, 1995 and was to expire July 31, 1997. Under the terms of a Termination Agreement made on April 17, 1996, Dr. Elmaleh resigned as the Chairman of the Board, Chief Executive Officer and a director of Isramco and its subsidiaries, the Company terminated the 1995 Consulting Agreement with Dr. Elmaleh and (i) paid to him the sum of $123,750 representing the balance of unpaid consulting fees; (ii) paid to him the sum of $270,000 for a non-compete agreement for a term of three (3) years in connection with the exploration for oil and gas in the State of Israel, the territorial waters off Israel or the territories currently under control of the State of Israel. The Company also purchased from Southern Shipping and Energy Inc. (a company controlled by Dr. Elmaleh) 29,268 shares of the common stock of the Company held by Southern Shipping and Energy Inc. for a purchase price of $208,238.


                                 PROPOSAL NO. 2

             Amendment to the Company's Certificate of Incorporation

     At the Annual Meeting, the stockholders will be asked to approve an amendment to the Company's Certificate of Incorporation, in the form attached hereto as Exhibit A, to reduce the number of shares that the Company is authorized to issue from Seventy Five Million (75,000,000) common shares to Seven Million Five Hundred Thousand (7,500,000) common shares (the "Authorized Share Reduction"). The Board of Directors had adopted a resolution to reduce the number of authorized shares for the purpose of reducing the annual Delaware State franchise tax assessable against the Company (the "Franchise Tax").

     In May, 1998, the Company effected a 10 to 1 reverse stock split of its issued and outstanding shares of common stock (the "Reverse Split"). The Reverse Split did not affect the number of shares that the COmpany is authorized to issue. The Franchise Tax may be determined by dividing the (i) gross assets of the Company by (ii) total number of shares issued; the resulting figure (the "Assumed Par") is then multiplied by the number of shares that the Company is authorized to issue (the product thereof being the "Assumed par Value Capital"). The Franchise Tax payable by the Company is equal to $200 for each million of Assumed Par Value Capital (as such amount is rounded up to the next million). With the Reverse Split effectively reducing the number of the Company's issued shares by 90%, the Franchise Tax payable by the Company, as determined in accordance with the above, in respect of 1998 has been significantly increased. A decrease in the number of the shares that the Company is authorized to issue by an amount proportionate to the Reverse Split, as proposed herein for the approval of the stockholders, will reduce the Franchise Tax payable by the Company for subsequent years to a figure approximating the amount paid by the Company prior to the Reverse Split.

     The Authorized Share Reduction will become effective as of 5:00 P.M., New York time (the "Effective Date"), on the date that the Certificate of Amendment to the Company's Certificate of Incorporation is filed with the Secretary of State of the State of Delaware.

     The Board of Directors believes that the adoption of the proposed amendment for the Authorized Share Reduction is in the best interest of the COmpany and its stockholders and recommends that the stockholders vote FOR the proposed amendment.

                                 PROPOSAL NO. 3

                       Appointment of Independent Auditors

     Subject to the approval of the shareholders, on March 10, 1999, the Company retained the certified public accounting firm of KPMG LLP as independent accountants of the Company to audit the Company's financial statements for 1998. The Company's previous principal auditors, Hein & Associates LLP ("Hein"), resigned in November, 1998. the Board of Directors has selected KPMG LLP as independent auditors to audit the accounts of the Company for the 1999 calendar year. KPMG LLP has no interest or relationship with the Company except in the capacity of independent public accountants, nor has that firm had any other interest or relationship with the Company in the past. A representative of the firm is expected to be present at the 1999 Annual Meeting. Such representative will have the opportunity to make a statement, if they so desire, and will be available to respond to appropriate stockholder questions.

     During the fiscal year ended December 31, 1997 and the period between January 1, 1998, up to and including the day of its resignation, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures which if not resolved to Hein's satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement. However, Hein advised the Company that it would be able to accept the appointment to audit the Company's financial statements for the fiscal year ended December 31, 1998 only if the Company hired a corporate controller to reside and work in Houston, Texas and if Hein and the Company would come to an agreement concerning fees for the audit. The Company declined to hire a corporate controller to reside and work in Houston.

     Hein's report on the financial statements of the Company for the year ended December 31, 1997, contained no adverse opinion or disclaimer of opinion and was not qualified as to uncertainty, audit scope or accounting principles. Hein's furnished the Company with a letter addressed to the SEC confirming its agreement with the above statements, a copy of which was filed as an exhibit to the report filed on Form 8-K on November 23, 1998.

Recommendation of Board of Directors

     THE BOARD OF DIRECTORS OF THE COMPANY  RECOMMENDS A VOTE FOR THE  FOLLOWING
PROPOSAL:

          RESOLVED, that the appointment by the Board of Directors of the firm KPMG LLP as Independent Auditors for the Company for the year 1998 and 1999 is hereby approved.

OTHER MATTERS

     Management does not know of any other matters to come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their judgment on such matters.

     IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY PROMPTLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE COMPLETE, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE PROMPTLY, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.

                                          By Order of the Board of Directors,

                                          Haim Tsuff
                                          Chairman of the Board
June 4, 1999

          A copy of the Company's Annual Report on Form 10-KSB, filed with the Securities and Exchange Commission, is available without charge to shareholders upon written request to:

Secretary, Isramco, Inc., 1770 St. James Place, Suite 607, Houston, Texas 77056

                                    EXHIBIT A

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                  ISRAMCO, INC.



     Isramco, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify that:

     First: The name of the Corporation is Isramco, Inc.

     Second: The Certificate of Incorporation of the Corporation is hereby revising Article IV to read in its entirety as set forth below:

          "The total number of shares which the corporation is authorized to issue is Seven Million Five Hundred (7,500,000) common shares, each with a par value of $0.01"

     IN WITNESS WHEREOF, the undersigned has executed this Certificate this ____ day of June, 1999.


                                        Haim Tsuff,
                                        Chairman of the Board

                                  ISRAMCO, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                  June 25, 1999



     This Proxy is solicited on behalf of the Board of Directors of ISRAMCO, INC. and the Board of Directors recommends a vote FOR Proposal 1, Proposal 2 and Proposal 3.

     The undersigned having received the Notice and Proxy Statement for the Annual Meeting of Shareholders hereby revokes all prior proxies, and appoints Haim Tsuff and Noa Lendner, Adv. and each of them, proxies, with power of substitution, to vote in the manner indicated below, and with discretionary authority as to any other matter that may properly come before the meeting, all my (our) shares of record of Isramco, Inc. at the Annual Meeting of Shareholders to be held June 25, 1999, and at any postponements and adjournments thereof. Unless you indicate otherwise, this Proxy will be voted in accordance with the Board of Directors' recommendations. The Directors recommend a vote FOR Items 1, 2 and 3.

(1)  FOR    [  ]     WITHHOLD VOTE  [  ]

The  election of Haim Tsuff,  Noa Lendner,  Adv.  ,Tina  Maimon  Arckens,  Linda
Canina, and Avihu Ginzburg as directors of the Company to hold office until their successors are elected.

If you desire to withhold authority to vote for the election of any one or more of the nominees listed above, please print the name of such nominee or nominees:
____________________________________.

(2) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Approve the amendment of the Articles of Incorporation of the Company to reduce the number of shares that the Company is authorized to issue from Seventy Five Million (75,000,000) common shares to Seven Million Five Hundred Thousand (7,500,000) common shares.

(3) FOR [ ] AGAINST [ ] ABSTAIN [ ]

Approve appointment of KPMG LLP as independent auditors of the Company for 1998 and 1999.

     If no instructions are given, the proxies will vote FOR Items (1) and (2).

                                            Dated: ......................, 1999

                                            ...................................
                                              (Signature(s) of Shareholder(s))


Note: Please sign exactly as your name appears on your stock certificates. If this stock is jointly held, each owner should sign. Executors, administrators, trustees, guardians and attorneys should so indicate when signing. Attorneys should submit powers of attorney.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE SO THAT IT MAY BE COUNTED AT THE ANNUAL MEETING ON JUNE 25, 1999.